Exhibit 32.2

                        GLOBAL EQUITY INTERNATIONAL, INC.
                              A Nevada Corporation
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the amended Annual Report of Global Equity International, Inc. ("Company") on Form 10-K for the year ended December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Enzo Taddei, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: April 30, 2012                      /s/ Enzo Taddei
                                           -------------------------------------
                                      By:  Enzo Taddei
                                      Its: Chief Financial Officer